Exhibit 99.1

News Release

Investor Contact: Paul Fehlman, Vice President Financial Planning and Analysis and Investor Relations, (972) 443-6517
Media Contact: Lars Rosene, Chief Sustainability Officer and Vice President Public Affairs, (469) 420-3264

FOR IMMEDIATE RELEASE

Flowserve Holds 2009 Annual Meeting of Shareholders

Board Elects James O. Rollans as New Non-Executive Chairman as Kevin E. Sheehan Rotates Out of Role

Diane C. Harris Retires as Director

Shareholders Re-Elect Directors to New Terms,
Approve Stock Incentive Plan and Ratify Auditors

Dallas, May 14, 2009 —Flowserve Corporation (NYSE:FLS), a global leader in the fluid motion and control industry, announced it held its 2009 Annual Meeting of Shareholders in Irving, Texas and made the following announcements at the meeting.

The Company announced at the annual meeting that Kevin E. Sheehan, 63, rotated off as Non-Executive Chairman of the Board. James O. Rollans, 66, was elected by the Board to serve as the new Chairman.

Sheehan, a Director since 1990, had served as Chairman since 2005. During his tenure as Chairman, the Company achieved significant growth in sales and profitability. For 2004, the year before Sheehan became the Company’s first Non-executive Chairman, Flowserve reported revenues of $2.52 billion and EPS of $0.52. For 2008, the Company reported $4.47 billion in revenue and $7.74 in EPS.

“The Board’s governance policy calls for prudent rotation of Board committee chairs and the Non-Executive Chairman position in order to better serve shareholder interests. I am proud of what the Company has accomplished during my tenure as Chairman, and I believe Flowserve is very well positioned for the future,” said Sheehan, who will continue as a Director on the Board.

Rollans, a Director since 1997, is the former Chief Financial Officer of Fluor Corporation and has served as Chairman of the Flowserve Board’s Audit Committee. He is also a Director of Encore Credit Corporation, a mortgage finance company, and served as the presiding Director of Advanced Medical Optics, Inc., up until its sale to Abbott Labs earlier this year.

“I am grateful for Kevin’s friendship and leadership during my time as CEO,” said Flowserve President and Chief Executive Officer, Lewis Kling. “He has been a great asset to me and to the company during his time as Chairman and we have all benefited from Kevin’s industry expertise and leadership. We expect a seamless transition with Kevin remaining on the Board and look forward to Jim’s leadership skills, industry expertise and board experience serving him well in his new capacity,” Kling added.

Diane C. Harris retired as a Director effective after the annual meeting. “Diane provided 16 years of distinguished service to the Board, and we will certainly miss her wise counsel and experience,” said Kling.

In other news, the Company noted that Rollans, Kling and Roger L. Fix had been elected by shareholders to serve new terms as Directors.

The Company further announced that shareholders also approved the adoption of the Flowserve Corporation Equity and Incentive Plan, which is designed to permit the Company to continue to use its stock-based compensation programs.

Finally, shareholders ratified the appointment of Pricewaterhouse Coopers LLP as the Company’s independent registered public accounting firm for 2009.

About Flowserve Corp.
Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 55 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

SAFE HARBOR STATEMENT: This news release includes forward-looking statements. Forward-looking statements are all statements that are not statements of historical facts and include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition. The words “believe”, “seek”, “anticipate”, “plan”, “target”, “estimate”, “expect”, “intend”, “project”, “forecast”, “predict”, “potential”, “continue”, “will”, “may”, “could”, “should”, and other words of similar meaning are intended to identify forward-looking statements. The forward-looking statements made in this news release are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that, in some cases, are beyond our control. These risks, uncertainties and factors may cause our actual results, performance and achievements, or industry results and market trends, to be materially different from any future results, performance, achievements or trends expressed or implied by such forward-looking statements. Important risks, uncertainties and other factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following: inherent limitations of the effectiveness of our internal control over financial reporting; potential adverse consequences resulting from securities class action litigation and other litigation, including asbestos-containing product claims; the possibility of adverse consequences related to foreign government actions regarding our participation in the United Nations Oil-for-Food Program; the possibility of adverse consequences of governmental tax audits of our tax returns; our ability to convert bookings, which are neither subject to nor computed in accordance with generally accepted accounting principles, into revenues at acceptable, if any, profit margins, since such profit margins cannot be assured or assumed to follow historical trends; changes in the financial markets and the availability of capital; changes in the already competitive environment for our products or competitors’ responses to our strategies; our inability to continue to expand our market presence through acquisitions, and unforeseen integration difficulties or costs resulting from acquisitions; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, including the continuing conflict in Iraq, uncertainties in certain Middle Eastern countries such as Iran, and their potential impact on Middle Eastern markets and global petroleum producers; our ability to comply with the laws and regulations affecting our international operations, including the U.S. export laws, and the effect of any noncompliance; the potential adverse impact of a significant downturn in petroleum, chemical, power and water industries; changes in economic conditions and the extent of economic growth in the U.S. and other countries and regions; unanticipated higher costs associated with environmental compliance and liabilities; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits; the potential impact of our indebtedness on cash flows and our ability to meet the financial covenants and other requirements in our debt agreements; any terrorist attacks; adverse changes in the regulatory climate and other legal obligations imposed on us; and other factors described from time to time in our filings with the Securities and Exchange Commission. It is not possible to foresee or identify all the factors that may affect our future performance or any forward-looking information, and new risk factors can emerge from time to time. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements included in this news release are based on information available to us on the date of this news release. We undertake no obligation to revise or update any forward-looking statement or disclose any facts, events or circumstances that occur after the date hereof that may affect the accuracy of any forward-looking statement.

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